UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 9, 2006

                      IN VERITAS MEDICAL DIAGNOSTICS, INC.
               (Exact name of registrant as specified in charter)


       Colorado                      000-49972              84-15719760
------------------------          ----------------      ------------------
(State or other jurisdiction      (Commission File         (IRS Employer
     of incorporation)                 Number)          Identification No.)


  The Green House, Beechwood Business Park, North, Inverness, Scotland IV2 3BL
               (Address of principal executive offices) (Zip Code)

                  Registrant's telephone number, including area
                            code: 011-44-1463-667347

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                     1065 Avenue of the Americas, 21st Floor
                            New York, New York 10018
                              (212) 930-9700 (212)
                                 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities

On October 10, 2006, the Board of Directors of In Veritas Medical Diagnostics, Inc. ("In Veritas" or "the Company"), approved an aggregate of 15,515,000 options with an exercise price of $.065 pursuant to the Company's 2005 Stock Incentive Plan. Of this amount, 9,850,000 options were granted to the following directors of the Company:

------------------------- ---------------
Name                      Options
------------------------- ---------------
Martin Thorp              7,850,000 (1)
------------------------- ---------------
John Fuller               2,000,000 (2)
------------------------- ---------------

(1) 2,000,000 options vest on each of the following dates: October 10, 2006; September 30, 2007; September 30, 2008. The remaining 1,850,000 options vest on September 30, 2009. The options expire ten (10) years from the vesting date.

(2) One-fourth (500,000) of the options vest on each of the following dates:
November 30, 2006; September 30, 2007; September 30, 2008; September 30, 2009. The options expire ten (10) years from the vesting date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          IN VERITAS MEDICAL DIAGNOSTICS, INC.



Date:  October 11, 2006                   /s/ Graham Cooper
                                          -------------------------------------
                                          Graham Cooper
                                          President and Chief Executive Officer